Filed pursuant to Rule 497(c)
                                                       Registration No. 2-66885


                          SUPPLEMENT DATED MAY 17, 1999
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1998
                                       OF
         IAI GROWTH FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS II, INC.)
        IAI REGIONAL FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS IV, INC.)
  IAI CAPITAL APPRECIATION FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS VI, INC.)
    IAI EMERGING GROWTH FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS VI, INC.)
      IAI MIDCAP GROWTH FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS VI, INC.) IAI GROWTH AND INCOME FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS VII, INC.)
         IAI VALUE FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS VIII, INC.)


         The following replaces the disclosure on pages 2 and 25 concerning the Eight State Region:

         Regional Fund pursues its objective by investing at least 65% of its equity investments in companies which have their headquarters in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota or South Dakota (the "Eight State Region").


         The following replaces the disclosure on page 36 concerning the management of IAI Regional Fund:

         Julian "Bing" Carlin has responsibility for the management of Regional Fund. Mr. Carlin is a Senior Vice President of IAI and managed Regional Fund from its inception in 1980 through 1996 when he retired. Mr. Carlin has managed private client portfolios at Carlin Capital Management from 1996 to present and will continue to do so.

         Larry Hill is responsible for Fund investments in restricted securities, including equity and limited partnership interests in privately-held companies and investment partnerships. Mr. Hill is IAI's Chief Fixed Income Officer and has served as a fixed income portfolio manager since joining IAI in 1984.